SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement.
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
|X|   Definitive Proxy Statement.
|_|   Definitive Additional Materials.
|_|   Soliciting Material Pursuant to sec. 240.14a-12.

                          THE ALGER INSTITUTIONAL FUNDS
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                          THE ALGER INSTITUTIONAL FUNDS
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                                               November 15, 2006

Dear Shareholder:

      A special meeting (the "Meeting") of The Alger Institutional Funds (the "Trust") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on Wednesday, January 17, 2007, at 1:00 p.m. (Eastern time), to vote on the following proposals:

      1.    To elect six Trustees of the Trust;

      2.    To  approve  an  Investment   Advisory  Agreement  with  Fred  Alger
            Management, Inc.;

      3. To approve changes to the fundamental investment policies of the portfolios of the Trust;

      4. To approve a new Distribution Plan pursuant to Rule 12b-1 (CLASS I SHARES ONLY);

      5.    To amend the Trust's Agreement and Declaration of Trust; and

      6. To transact such other business as may properly come before the meeting and any adjournments thereof.

      As a shareholder of Alger SmallCap Growth Institutional Fund ("SmallCap"), Alger MidCap Growth Institutional Fund ("MidCap"), Alger LargeCap Growth Institutional Fund ("LargeCap"), Alger Capital Appreciation Institutional Fund ("Capital Appreciation") and/or Alger Green Institutional Fund ("Green" and collectively, the "Funds"), you will receive separate proxy materials proposing that your Fund(s) be reorganized into new and separate portfolios of The Alger Funds (the "Reorganizations"). Shareholders of SmallCap, MidCap, LargeCap and Capital Appreciation are being asked to approve the reorganization of their Fund(s) into corresponding portfolios of The Alger Funds. Shareholders of Green are being asked to approve the reorganization of their Fund into a corresponding portfolio of Spectra Fund (with The Alger Funds, the "Acquiring Funds"). Each of the Acquiring Funds is an open-end investment company managed by Fred Alger Management, Inc., the Funds' investment adviser.

      Shareholders of the Acquiring Funds also have received separate proxy materials asking them to vote on identical proposals as presented in the enclosed proxy statement, as applicable. Shareholder meetings for the Acquiring Funds (the "Acquiring Funds' Meetings") are scheduled to occur on the same date as this Meeting. The shareholder meeting to vote on the Reorganization(s) of your

Fund(s), however, is scheduled to occur prior to this Meeting and the Acquiring Funds' Meetings. If the Reorganization(s) for your Fund(s) is approved at that meeting, that Reorganization will be consummated and you would no longer be a shareholder of the Fund(s), but would become a shareholder of the corresponding portfolio of the relevant Acquiring Fund(s) prior to this Meeting and the Acquiring Funds' Meeting. However, you will not have the right to vote as a shareholder of the Acquiring Fund at the Acquiring Funds' Meeting because you will not own Acquiring Fund shares on the record date for the Acquiring Funds' Meeting.

      If shareholders of the Acquiring Funds approve the proposals at the Acquiring Funds' Meetings, that Acquiring Fund will be governed by the same Board of Trustees and Agreement and Declaration of Trust, and will have the same investment advisory agreement, fundamental investment policies and distribution plan (Class I shares only) as proposed for your Fund(s).

      It is important that you vote on the proposals contained in this proxy statement even if you are voting to approve the Reorganization(s) of your Fund(s). If the Reorganization is not approved, you will remain a shareholder of your Fund(s).

      THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE "FOR" EACH OF THE PROPOSALS. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

      Your vote is extremely important, no matter how large or small your Fund holdings.

      TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

      o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

      o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

      o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

      o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

      Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-904-8740.

                                               Sincerely,

                                               Daniel C. Chung
                                               President

                      (This page intentionally left blank.)

                                TABLE OF CONTENTS

                                                                            PAGE

QUESTIONS AND ANSWERS .....................................................    I
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS .................................    V
PROXY STATEMENT ...........................................................    1
      Vote Required and Manner of Voting Proxies ..........................    2
PROPOSAL 1: TO ELECT SIX TRUSTEES .........................................    5
      Nominees and Executive Officers .....................................    5
      Compensation ........................................................    9
      Equity Securities Owned by the Nominees .............................    9
      Attendance of Trustees at Annual Meeting; Board Meetings ............   10
      Standing Committees of the Board ....................................   10
      Certain Legal Proceedings ...........................................   12
      Shareholder Approval ................................................   12
PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT ...................   12
      Background Information ..............................................   13
      The New Investment Advisory Agreement ...............................   15
      Board Considerations ................................................   16
      Additional Information About Alger Management .......................   20
      Shareholder Approval ................................................   22
PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES ...........   22
      Proposal 3-A: Convert the Fund's investment objective from
                    fundamental to non-fundamental ........................   24
      Proposal 3-B: Revise the fundamental policy relating to
                    borrowing money .......................................   25
      Proposal 3-C: Revise the fundamental policy relating to underwriting    26
      Proposal 3-D: Revise the fundamental policy relating to lending .....   27
      Proposal 3-E: Revise the fundamental policy relating to issuing
                    senior securities .....................................   29
      Proposal 3-F: Revise the fundamental policy relating to real estate . 30 Proposal 3-G: Revise the fundamental policy relating to
                    commodities ...........................................   31
      Proposal 3-H: Revise the fundamental policy relating to
                    concentration .........................................   32
      Proposal 3-I: Revise the fundamental policies relating
                    to diversification ....................................   33
      Proposal 3-J: Remove the fundamental policy relating to both purchasing securities on margin and engaging
                    in short sales ........................................   33

      Proposal 3-K: Remove the fundamental policy relating to investment
                    in other investment companies .........................   35
      Proposal 3-L: Remove the fundamental policy relating to
                    pledging assets .......................................   36
PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1 ...............   37
      Background Information ..............................................   37
      Current Arrangement .................................................   38
      Board Considerations ................................................   38
      Required Vote .......................................................   39
PROPOSAL 5: TO APPROVE AMENDMENTS TO THE TRUST'S AGREEMENT AND
            DECLARATION OF TRUST ..........................................   39
      Proposal 5-A: Eliminate the requirement that shareholders approve the liquidation of a Fund or a class of shares of a
                    Fund ..................................................   40
      Proposal 5-B: Eliminate the requirement that shareholders approve
                    the termination of the Trust ..........................   41
      Proposal 5-C: Eliminate (subject to a qualification) the requirement that shareholders approve the reorganization of the
                    Trust or a Fund .......................................   41
      Proposal 5-D: Add a demand requirement for shareholder
                    derivative suits ......................................   42
      Required Vote .......................................................   43
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................   44
ADDITIONAL INFORMATION ....................................................   45
      5% Share Ownership ..................................................   45
      Submission of Shareholder Proposals .................................   45
      Annual Reports ......................................................   45
      Shareholder Communications ..........................................   46
      Expense of Proxy Solicitation .......................................   46
      Voting Results ......................................................   47
      Fiscal Year .........................................................   47
      General .............................................................   47
APPENDIX A: FUND INFORMATION AND SHARE OWNERSHIP ..........................  A-1
APPENDIX B: AUDIT COMMITTEE CHARTER .......................................  B-1
APPENDIX C: NOMINATING COMMITTEE CHARTER ..................................  C-1
APPENDIX D: LEGAL PROCEEDINGS .............................................  D-1
APPENDIX E: NEW INVESTMENT ADVISORY AGREEMENT .............................  E-1
APPENDIX F: FUNDAMENTAL INVESTMENT RESTRICTIONS ...........................  F-1
APPENDIX G: NEW DISTRIBUTION PLAN .........................................  G-1
APPENDIX H: REPORT OF THE AUDIT COMMITTEE .................................  H-1

                                 IMPORTANT NEWS
                              FOR FUND SHAREHOLDERS

      WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As a shareholder of one or more portfolios (each, a "Fund") of The Alger Institutional Funds (the "Trust"), you are being asked to vote on several proposals.

Q.    WHAT AM I BEING ASKED TO VOTE "FOR" IN THIS PROXY STATEMENT?

A. Shareholders are being asked to approve several proposals. The proposals cannot be effected without shareholder approval. The Board of Trustees of the Trust has approved these proposals, believes they are in shareholders' best interests and recommends that you approve them.

      o PROPOSAL 1: ELECT TRUSTEES. Shareholders are being asked to elect six Trustees to the Board of Trustees of the Trust.

      o PROPOSAL 2: APPROVE INVESTMENT ADVISORY AGREEMENT. Shareholders of each Fund are being asked to approve a new investment advisory agreement with Fred Alger Management, Inc. ("Alger Management").

      o PROPOSAL 3: REVISE FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve a series of proposals to standardize the Funds' fundamental investment policies.

            The Trust has certain investment policies on behalf of the Funds that cannot be changed without shareholder approval. It is proposed that these restrictions be standardized for substantially all of the Alger Management-advised funds, including the Funds, to the extent practicable to provide Alger Management with the flexibility to manage the funds more effectively. Also, the Board of Trustees of the Trust has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Alger Management has advised the Board that, with limited exceptions as described in the Proxy Statement, the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time. Before a material change is made in a Fund's investment practices in response to the revised


                                       I
            policies, the Board must approve that change and the Fund's prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

      o PROPOSAL 4: APPROVE A NEW DISTRIBUTION PLAN PURSUANT TO RULE 12B-1. Holders of Class I shares of the Funds are being asked to approve the adoption of a new Rule 12b-1 Plan.

      o PROPOSAL 5: AMEND TRUST AGREEMENT. Shareholders are being asked to approve amendments to the Trust's Agreement and Declaration of Trust to eliminate the requirement of shareholder approval to liquidate a class, a Fund or the Trust, or to effect certain reorganizations involving a Fund or the Trust, and to add a requirement for a prior demand upon the Trust's Board before commencing any shareholder derivative legal action.

Q: HOW DOES THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT AGREEMENT FOR MY FUND(S)?

A: Other than the method of allocating general expenses among the Funds, the new investment advisory agreement is similar in all material respects to each Fund's current investment advisory agreement.

Q: WILL THE TOTAL FEES PAYABLE UNDER MY CURRENT INVESTMENT ADVISORY AGREEMENT INCREASE?

A: No. The total fees payable under the new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under each Fund's current investment advisory agreement.

Q:    WILL I BE RECEIVING OTHER PROXY MATERIALS?

A: Yes. As a shareholder of Alger SmallCap Growth Institutional Fund ("SmallCap"), Alger MidCap Growth Institutional Fund ("MidCap"), Alger LargeCap Growth Institutional Fund ("LargeCap"), Alger Capital Appreciation Institutional Fund ("Capital Appreciation") and/or Alger Green Institutional Fund ("Green" and collectively, the "Funds"), you will receive separate proxy materials proposing that your Fund(s) be reorganized into new and separate portfolios of The Alger Funds (the "Reorganizations"). Shareholders of SmallCap, MidCap, LargeCap and Capital Appreciation are being asked to approve the reorganization of their Fund(s) into corresponding portfolios of The Alger Funds. Shareholders of Green are being asked to approve the reorganization of their Fund into a corresponding portfolio of Spectra Fund (with The Alger Funds, the "Acquiring Funds"). Each of the Acquiring Funds is an open-end investment company managed by Fred Alger Management, Inc., the Funds' investment adviser.


                                       II

      Shareholders of the Acquiring Funds also have received separate proxy materials asking them to vote on identical proposals as presented in the enclosed proxy statement, as applicable. Shareholder meetings for the Acquiring Funds (the "Acquiring Funds' Meetings") are scheduled to occur on the same date as this Meeting. The shareholder meeting to vote on the Reorganization(s) of your Fund(s), however, is scheduled to occur prior to this Meeting and the Acquiring Funds' Meetings. If the Reorganization(s) for your Fund(s) is approved at that meeting, that Reorganization will be consummated and you would no longer be a shareholder of the Fund(s), but would become a shareholder of the corresponding series of the relevant Acquiring Fund(s) prior to this Meeting and the Acquiring Funds' Meeting. However, you will not have the right to vote as a shareholder of the Acquiring Fund at the Acquiring Funds' Meeting because you will not own Acquiring Fund shares on the record date for the Acquiring Funds' Meeting.

Q: HOW DO THE TRUSTEES SUGGEST I VOTE IN CONNECTION WITH THE MATTERS TO BE CONSIDERED AT THE MEETING?

A: After careful consideration, the Trust's Board of Trustees, including each Trustee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Trust, recommends that you vote on the proposals being presented to shareholders at the meeting as follows:

      o     FOR the election of each nominee for Trustee;

      o     FOR approval of the investment advisory agreement for your Fund(s);

      o FOR approval of the changes to the Funds' fundamental investment policies;

      o FOR approval of the adoption of the Funds' Rule 12b-1 plan (Class I shares only); and

      o FOR approval of the amendments to the Trust's Agreement and Declaration of Trust.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is important and makes a difference in the governance of your Fund(s), no matter how many shares you own. Your vote will help ensure that the proposals can be implemented. We encourage all shareholders to participate in the governance of their Fund(s).

      It is important that you vote on the proposals contained in this proxy statement even if you are voting to approve the reorganization of your Fund(s). If the reorganization is not approved, you will remain a shareholder of your Fund(s).


                                      III

Q.    IS THE TRUST PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS PROXY?

A.    No. Alger Management, the Funds' investment adviser, will bear such costs.

Q.    WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-904-8740.

Q.    HOW DO I VOTE MY SHARES?

A. You can vote your shares in person at the shareholder meeting, or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY.


                                       IV

                          THE ALGER INSTITUTIONAL FUNDS
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 17, 2007

      A special meeting (the "Meeting") of the shareholders of The Alger Institutional Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, for the following purposes:

PROPOSAL 1. To elect six Trustees.

PROPOSAL 2. To approve an investment advisory agreement with Fred Alger
            Management, Inc.

PROPOSAL 3. To approve changes to the fundamental investment policies of the portfolios of the Trust.

PROPOSAL 4. To approve a new Distribution Plan pursuant to Rule 12b-1 (Class I shares only).

PROPOSAL 5. To approve amendments to the Trust's Agreement and Declaration of
            Trust.

PROPOSAL 6. To transact such other business as may properly come before the
            Meeting and any adjournments thereof.

      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

      Shareholders of record on October 27, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

      IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

                                         By Order of the Board of Trustees,

                                         Hal Liebes
                                         Secretary

November 15, 2006
New York, New York


                                       V

                      (This page intentionally left blank.)

                          THE ALGER INSTITUTIONAL FUNDS
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 2007

      This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The Alger Institutional Funds (the "Trust"), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Trust (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

      The  Trust  is  an  open-end   investment  company  registered  under  the
Investment Company Act of 1940, as amended (the "1940 Act"), consisting of the following investment portfolios (each, a "Fund"):

         Alger SmallCap Growth              Alger Capital Appreciation
         Institutional Fund                 Institutional Fund

         Alger MidCap Growth                Alger LargeCap Growth
         Institutional Fund                 Institutional Fund

         Alger Green Institutional Fund

      This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 15, 2006. Shareholders of record at the close of business on October 27, 2006 (the "Record Date") are entitled to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

      The number of shares of each Fund outstanding on the Record Date and the net assets of each Fund as of that date are shown in Appendix A.

      The Fund of which you are a shareholder is named on the proxy card included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please complete, sign, date and return EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

      A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote on a proposal, is required to take action on that proposal at the Meeting. A quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposals 1 and 5. For each Fund, a quorum of the shareholders for that Fund is required in order for action to be taken on Proposals 2 and 3 with respect to that Fund, whether or not there is a quorum of the shareholders of the other Funds. A quorum of Class I shareholders of a Fund is required in order for action to be taken by the shareholders of that class with respect to Proposal 4.

      Votes cast by proxy or in person at the Meeting will be tabulated by the Inspectors of Election appointed for the Meeting. The Inspectors of Election, who are employees of the proxy solicitor engaged by the Funds' investment adviser, Fred Alger Management, Inc. ("Alger Management"), will determine whether or not a quorum is present at the Meeting. The Inspectors of Election will treat abstentions and "broker non-votes" (I.E., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but
(a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

      If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5, as applicable.

      Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The New York Stock Exchange (the "NYSE") may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer's or client's shares with respect to Proposals 2, 3, 4 and 5. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

      If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

      If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

      Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Trust voted at the Meeting. The shareholders of the Funds will vote together as a single class, and the votes of the shares of all the Funds will be counted together in determining the results of the voting for Proposal 1.

      Approval of Proposals 2 and 3 requires the affirmative vote of a 1940 Act Majority Vote of the outstanding voting securities of the applicable Fund. A "1940 Act Majority Vote" of the outstanding voting securities of a Fund, or a particular class of shares of a Fund, means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund, or that class, that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund, or that class, are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, or that class.

      Approval of Proposal 4 requires the affirmative vote of a 1940 Act Majority Vote of the outstanding voting securities of the Class I shareholders of the applicable Fund.

      Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of the Trust. The shareholders of the Funds will vote together as a single class, and the votes of the shares of all the Funds will be counted together in determining the results of the voting for Proposal 5.

      The following table summarizes these voting requirements:

                            SHAREHOLDERS                VOTE REQUIRED
     PROPOSAL             ENTITLED TO VOTE               FOR APPROVAL
------------------      --------------------      --------------------------

1. Election of          Shareholders of ALL       Each nominee must
   Trustees             Funds vote together       be elected by a plurality
                        as a single class.        of the shares of the Trust
                                                  voted at the Meeting.

2. Approval of          Shareholders of EACH      Approved by a 1940 Act
   Investment           Fund vote separately.     Majority Vote of the
   Advisory                                       outstanding voting
   Agreement                                      securities of the Fund.

3. Approval of          Shareholders of EACH      Approved by a 1940 Act
   Revisions to         Fund vote separately.     Majority Vote of the
   Fundamental                                    outstanding voting
   Investment                                     securities of the Fund.
   Policies

4. Approval of          Class I shareholders      Approved by a 1940 Act
   New Rule 12b-1       of EACH Fund vote         Majority Vote of the
   Distribution Plan    separately.               outstanding voting
                                                  securities of the Class I
                                                  shares of the Fund.

5. Approval of          Shareholders of ALL       Approved by a majority
   Amendment to         Funds vote together       of the outstanding shares
   Trust Agreement      as a single class.        of the Trust.

      Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes effectively result in a vote "AGAINST" proposals in Proposals 2, 3, 4 and 5. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                        PROPOSAL 1: TO ELECT SIX TRUSTEES

      The purpose of this proposal is to elect six Trustees of the Trust to assume office upon their acceptance of their elections and commencement of service as Trustees. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Board is composed of a single class of Trustees. All shareholders will vote for all Nominees. The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

      Shareholders of each Fund are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen
E. O'Neil and Nathan E. Saint-Amand as Trustees. If elected, each will serve for an indefinite term until a successor is duly elected and qualified.

      Each of the Nominees is currently a Trustee of the Trust; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees").

      The Board, including all of the Independent Trustees, unanimously proposed all of the Nominees for election at Meeting.

NOMINEES AND EXECUTIVE OFFICERS

      The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003. For purposes of this Proxy Statement, "Fund Complex" means the Trust and the other five registered investment companies advised by Alger Management.

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN THE
                                                                           FUND COMPLEX
       NAME (AGE)                                                            WHICH ARE
    POSITION WITH THE            PRINCIPAL OCCUPATIONS AND                  OVERSEEN BY
      TRUST (SINCE)                OTHER BOARD MEMBERSHIPS                   TRUSTEE**
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

Hilary M. Alger, CFA        Director of Development,                              27
  (44) Trustee (2003)       Pennsylvania Ballet since 2004;
                            Associate Director of Development,
                            College of Arts and Sciences and
                            Graduate School, University of
                            Virginia 1999-2003.

INDEPENDENT TRUSTEES

Stephen E. O'Neil           Attorney; Private investor since 1981;                27
  (73) Trustee (1986)       Director of Brown-Forman Corporation
                            since 1978. Formerly of Counsel to the
                            law firm of Kohler & Barnes.

Charles F. Baird, Jr.       Managing Partner of North Castle Partners,            27
  (52) Trustee (2000)       a private equity securities group; Chairman
                            of Equinox, Leiner Health Products,
                            Elizabeth Arden Day Spas, Grand
                            Expeditions of EAS. Formerly Managing
                            Director of AEA Investors, Inc.

Roger P. Cheever            Senior Associate Dean of Development,                 27
  (60) Trustee (2000)       Harvard University. Formerly Deputy
                            Director of the Harvard College Fund.

Lester L. Colbert, Jr.      Private investor since 1988; Chairman of              27
  (72) Trustee (2000)       the Board, President and Chief Executive
                            Officer of Xidex Corporation 1972-87.

Nathan E. Saint-            Medical doctor in private practice; Member            27
  Amand, M.D. (68)          of the Board of the Manhattan Institute since
  Trustee (1986)            1988. Formerly Co-Chairman, Special
                            Projects Committee, Memorial Sloan Kettering.

--------------------------------------------------------------------------------
* Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Trust by virtue of her pending ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

** Each of the Nominees also is nominated to serve on the Boards of Trustees/Directors of the other five registered investment companies advised by Alger Management. If the Nominees are elected to serve on the boards of those funds, each Nominee would oversee all the portfolios in the Fund Complex. At the time of the mailing of this Proxy Statement, there were 27 portfolios in the Fund Complex. Prior to the Meeting, certain of those portfolios will be liquidated and shareholders of certain portfolios are being solicited in separate proxy materials to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all of the proposed liquidations and reorganizations are approved by shareholders, each Nominee will oversee 19 portfolios in the Fund Complex.

      The Trust's executive officers are Messrs. Daniel C. Chung, Frederick A. Blum, Hal Liebes, Michael D. Martins and Barry J. Mullen, and Ms. Lisa A. Moss. Set forth below is the name and certain biographical and other information for Messrs. Chung, Blum, Liebes, Martins and Mullen, and Ms. Moss, as reported by them to the Trust.

      NAME, (AGE),
    POSITION WITH THE
   TRUST AND ADDRESS(1)                 PRINCIPAL OCCUPATIONS              OFFICER SINCE(2)
-------------------------------------------------------------------------------------------
Daniel C. Chung (44)        President since September 2003 and                   2001
  President*                Chief Investment Officer and Director
                            since 2001 of Alger Management;
                            President since 2003 and Director
                            since 2001 of Alger Associates,
                            Alger Shareholder Services, Inc.
                            ("Services"), Fred Alger International
                            Advisory S.A. ("International")
                            (Director since 2003) and Analysts
                            Resources, Inc. ("ARI").

Frederick A. Blum (52)      Executive Vice President and Treasurer               1997
  Treasurer                 of Fred Alger & Company, Incorporated
                            ("Alger Inc."), Alger Management, Alger
                            Associates, ARI and Services since
                            September 2003 and Senior Vice
                            President prior thereto; Director of
                            Alger SICAV and International.

      NAME, (AGE),
    POSITION WITH THE
   TRUST AND ADDRESS(1)                 PRINCIPAL OCCUPATIONS              OFFICER SINCE(2)
-------------------------------------------------------------------------------------------
Hal Liebes (42)             Executive Vice President, Chief                      2005
  Secretary                 Operating Officer, Chief Legal Officer
                            and Secretary of Alger Inc. and Alger
                            Management. Formerly, Chief
                            Compliance Officer of AMVESCAP
                            PLC from 2004-2005; U.S. General
                            Counsel (1994-2002) and Global General
                            Counsel (2002-2004) of Credit Suisse
                            Asset Management; Chief Compliance
                            Officer of the Fund Complex from
                            2005-2006.

Michael D. Martins (41)     Senior Vice President of Alger                       2005
  Assistant Treasurer       Management. Formerly, Vice President,
                            Brown Brothers Harriman & Co.
                            from 1997-2004.

Lisa A. Moss (41)           Vice President and Assistant General                 2006
  Assistant Secretary       Counsel of Alger Management since
                            June 2006. Formerly, Director of
                            Merrill Lynch Investment Managers,
                            L.P. from 2005-2006; Assistant General
                            Counsel of AIM Management, Inc.
                            from 1995-2005.

Barry J. Mullen (53)        Senior Vice President and Director                   2006
  Chief Compliance          of Compliance of Alger Management
  Officer                   since May 2006. Formerly, Director
                            of BlackRock, Inc. from 2005-2006;
                            Vice President of J.P. Morgan
                            Investment Management from
                            1996-2004.

--------------------------------------------------------------------------------
1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

* Mr. Chung has served as a Trustee since 2000, but is not standing for re-election at the Meeting. He also is serving as a Board member of certain funds in the Fund Complex, but is not standing for re-election by shareholders at special meetings of those funds, which also are scheduled to be held in January 2007.

COMPENSATION

      No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2005. Through September 2006, the Trust paid each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

                                                           TOTAL COMPENSATION
                                    AGGREGATE            FROM THE FUND COMPLEX
                                  COMPENSATION           (NUMBER OF REGISTERED
        TRUSTEE                  FROM THE TRUST           INVESTMENT COMPANIES)
----------------------           --------------          ----------------------
Charles F. Baird, Jr.                $ 4,500                   $22,500 (4)

Roger P. Cheever                     $ 6,000                   $30,000 (4)

Lester L. Colbert, Jr.               $ 6,000                   $38,000 (5)

Stephen E. O'Neil                    $10,000                   $65,000 (6)

Nathan E. Saint-Amand                $ 6,000                   $44,000 (6)

      None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc. or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

EQUITY SECURITIES OWNED BY THE NOMINEES

      The following table sets forth the amount of equity securities owned by each Nominee in each Fund, and in the portfolios in the Fund Complex (in the aggregate), overseen by that Trustee, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over
$100,000.

                         Hilary M.    Charles F.     Roger P.    Lester L.    Stephen E.    Nathan E.
Fund                       Alger      Baird, Jr.     Cheever   Colbert, Jr.    O'Neil      Saint-Amand
------------------------------------------------------------------------------------------------------
Alger SmallCap
  Growth
  Institutional
  Fund                       A            A             A            A            A             A
Alger MidCap
  Growth
  Institutional
  Fund                       A            A             A            A            A             A
Alger LargeCap
  Growth
  Institutional
  Fund                       A            A             A            A            A             A
Alger Capital
  Appreciation
  Institutional
  Fund                       A            A             A            A            A             A
Alger Green
  Institutional
  Fund                       A            A             A            A            A             A
Fund Complex
  in the
  Aggregate                  E            A             D            D            A             E

ATTENDANCE OF TRUSTEES AT ANNUAL MEETING; BOARD MEETINGS

      The Trust does not have a policy with regard to attendance of Trustees at annual meetings. The Trust did not hold an annual meeting during its most recent fiscal year.

      During the fiscal year ended October 31, 2005, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

STANDING COMMITTEES OF THE BOARD

      AUDIT COMMITTEE. The Board has a standing Audit Committee comprised of Messrs. Colbert, O'Neil and Saint-Amand, each of whom is an Independent Trustee. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Trust's financial statements, the independent auditor's qualifications and independence, the performance of the Trust's independent auditors, and the Trust's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the Securities and Exchange Commission (the "SEC"), to be included in the Trust's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Trust's financial statements and any special audits, the quality and objectivity of the Trust's financial statements, the Trust's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Board, including the Independent Trustees, for its ratification, the selection, appointment, retention or termination of the Trust's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and certain permissible non-audit services provided to the Trust and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Trust's independent auditors and the Board. During the Trust's fiscal year ended October 31, 2005, the Audit Committee met three times. A copy of the Audit Committee Charter is included in Appendix B.

      NOMINATING COMMITTEE. At a meeting of the Board on September 12, 2006, the Board authorized the establishment of a Nominating Committee comprised of all Independent Trustees. The Nominating Committee convened its initial meeting on September 12, 2006.

      The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Trust so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Trustees and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Trust's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected). A copy of the Nominating Committee Charter is included in Appendix C.

      In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Trustees, including any term limits, limits on the number of boards on which a Trustee may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The Nominating
Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Trustees.

CERTAIN LEGAL PROCEEDINGS

      Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix D. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from
Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Trust. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Trust. There can be no assurance that the effect, if any, would not be material.

SHAREHOLDER APPROVAL

      The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of all the Funds will be counted together with respect to the election of the Nominees to the Board.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

             PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT

      Shareholders of each Fund are being asked to vote on a new investment advisory agreement between the Trust, on behalf of the Fund, and Alger Management, the Fund's investment adviser. A pending transfer of indirect ownership control of Alger Management, as described below, will, upon consummation, result in an "assignment" (as defined in the 1940 Act) of each Fund's existing investment advisory agreement with Alger Management. As a result, the Board of Trustees has determined to seek shareholder approval of a new investment advisory agreement with Alger Management.

BACKGROUND INFORMATION

      Alger Management has provided investment advisory services to each Fund since its inception under the supervision of the Trust's Board and has been responsible for the overall administration of each Fund, including the management of the Fund's assets according to its investment objective and the placing of orders with broker-dealers to purchase and sell securities on behalf of the Fund. Each Fund's advisory agreement with Alger Management covering these services was last approved by Alger Management, as the sole shareholder of the Fund in connection with the commencement of the Fund's operations.

      During the fiscal year ended October 31, 2005, Alger Management earned the
following   amounts  from  the  Funds  for  providing  them  with  advisory  and administrative services:

         Alger SmallCap Growth Institutional Fund ...........   $  569,374

         Alger MidCap Growth Institutional Fund .............   $8,060,299

         Alger LargeCap Growth Institutional Fund ...........   $  712,120

         Alger Capital Appreciation Institutional Fund ......   $1,098,969

         Alger Green Institutional Fund .....................   $   12,369

      Prior to September  12, 2006,  Alger  Management  provided  both  advisory services and administrative services to each Fund pursuant to a separate investment management agreement with each Fund. Pursuant to the approval of the Board of Trustees at a meeting held on September 12, 2006, the services provided by Alger Management to each Fund were bifurcated into two separate agreements - an investment advisory agreement (the "Current Investment Advisory Agreement") and a separate administration agreement (each, an "Administration Agreement"). Under each Administration Agreement, Alger Management provides the Fund with various administrative services, including the following: maintenance of office facilities; furnishing of clerical, accounting and bookkeeping services; computation of Fund net asset value, net income and realized capital gains and losses; preparation of semi-annual reports to shareholders and to the SEC; preparation of federal and state tax returns and filings with state securities commissions; and maintenance of Fund financial accounts and records. The amounts reflected in the table are the fees paid to Alger Management by each Fund under its previous investment management agreement for both advisory and administrative services. The aggregate management fees payable to Alger Management by each Fund did not change as a result of the bifurcation, but separate advisory fees and administrative fees are now charged under the Fund's Current Investment Advisory Agreement and Administration Agreement, respectively.

      A breakdown of the advisory and administrative fees payable by each Fund is as follows:

                                            ORIGINAL         NEW          NEW
                                           INVESTMENT    INVESTMENT     ADMINIS-
                                           MANAGEMENT     ADVISORY      TRATIVE
                                               FEE           FEE          FEE
                                           ----------    ----------     --------
Alger SmallCap Growth Institutional
  Fund ..................................     .85%          .81%         .04%
Alger MidCap Growth Institutional
  Fund ..................................     .80%          .76%         .04%
Alger LargeCap Growth Institutional
  Fund ..................................     .75%          .71%         .04%
Alger Capital Appreciation Institutional
  Fund ..................................     .85%          .81%         .04%
Alger Green Institutional Fund ..........     .75%          .71%         .04%

      FUTURE ASSIGNMENT OF CURRENT INVESTMENT ADVISORY AGREEMENT. At the time of mailing of this Proxy Statement, over 25% of the outstanding voting securities of Alger Associates is indirectly held by Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust's Board. As of October 2, 2006, Mr. Alger has retired as Chairman of the Board of Alger Management and of the Trust's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom will own approximately 33% of the voting rights of Alger Management. This process is expected to be completed in February 2007.

      Although the consummation of the relinquishment of Mr. Alger's control of Alger Associates has not caused, and is not expected to cause, any diminution in the overall control of Alger Management by Alger Associates, the completion of the process will result in an "assignment" (as that term is defined in the 1940
Act) of each Fund's Current Investment Advisory Agreement with Alger Management, and will therefore cause the Current Investment Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

      As a result of the pending transfer of ownership control of Alger Associates from Mr. Alger to his daughters (and any subsequent transfers among Mr. Alger's daughters), the Board of Trustees of the Trust has determined to seek shareholder approval of a new investment advisory agreement (the "New Investment Advisory Agreement" and together with the Current Investment Advisory Agreement, the "Advisory Agreements") which, except as noted below, is substantially identical to the Current Investment Advisory Agreement. As discussed below, the Board, including the Independent Trustees, has unanimously approved, and has recommended that each Fund's shareholders approve, the New Investment Advisory Agreement.

THE NEW INVESTMENT ADVISORY AGREEMENT

      On September 12, 2006, the Board approved the New Investment Advisory Agreement for the Funds, under which, subject to its approval by a Fund's shareholders, Alger Management will continue to serve as the investment adviser to that Fund. The New Investment Advisory Agreement, if approved by a Fund's shareholders, will replace that Fund's Current Investment Advisory Agreement. THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL IN SUBSTANTIALLY ALL RESPECTS TO THOSE OF THE CURRENT INVESTMENT ADVISORY AGREEMENTS, EXCEPT THAT THE NEW INVESTMENT ADVISORY AGREEMENT HAS A DIFFERENT EFFECTIVE DATE AND TERMINATION DATE, AND EXCEPT THAT FOR ADMINISTRATIVE CONVENIENCE, THE SEPARATE CURRENT INVESTMENT ADVISORY AGREEMENTS BETWEEN ALGER MANAGEMENT AND THE FUNDS HAVE BEEN COMBINED INTO A SINGLE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN ALGER MANAGEMENT AND THE TRUST, ON BEHALF OF THE FUNDS, WITH EACH FUND'S FEE IDENTIFIED ON A SCHEDULE TO THE NEW AGREEMENT. Additionally, as a result principally of changes in certain of the Funds' service agreements, including their transfer agency agreements, non-specific Fund expenses will now be allocated among the Funds in a manner determined by Alger Management to be fair and equitable to each Fund, rather than pro rata based on net assets as the Current Investment Advisory Agreements provide.

      None of the personnel providing portfolio management services, and none of the other service providers, to the Funds have changed. Under the New Investment Advisory Agreement, Alger Management will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for each Fund, including purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. The services of Alger Management to the Funds are not exclusive, and Alger Management is free to render investment advisory services to others.

      Fees paid by each Fund to Alger Management under the New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under its Current Investment Advisory Agreement.

      Alger Management is not liable for any error or judgment or mistake of law or for any loss suffered by a Fund in connection with matters relating to the Advisory Agreements. Alger Management, however, is liable for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Advisory Agreements.

      Pursuant to the New Investment Advisory Agreement, Alger Management will bear all expenses incurred by Alger Management or by a Fund in managing the investment and reinvestment of the assets of the Fund; the Trust or Fund, as applicable, will pay the other expenses of the Fund, including but not limited to the following: taxes, interest, brokerage fees and commissions, if any; compensation of Independent Trustees; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; charges of any independent pricing service retained to assist in valuing the assets of the Fund; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to shareholder services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and
statements  of  additional   information   for   regulatory   purposes  and  for
distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees; and any extraordinary expenses. Expenses not specifically identifiable to a Fund will be allocated among all Funds in such manner as Alger Management shall, in its reasonable judgment, determine to be fair and equitable to each Fund.

      The New Investment Advisory Agreement, if approved by a Fund's shareholders, will continue in effect with respect to that Fund for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or
(2) by a 1940 Act Majority Vote of the Fund's shareholders.

      The New Investment Advisory Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of the Board or by a 1940 Act Majority Vote of the Fund's shareholders, in each case, on 60 days' prior written notice to Alger Management or by Alger Management upon not less than 60 days' written notice to the Fund. The New Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

      The description of the New Investment Advisory Agreement in this Proxy Statement is only a summary. The New Investment Advisory Agreement, which you should read in full, is attached hereto as Appendix E.

BOARD CONSIDERATIONS

      At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement for each Fund. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

      For each Fund, in evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

      In deciding whether to approve the New Investment Advisory Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Funds.

      NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreements. For each Fund, they noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Funds' affairs are provided under the separate Administration Agreements. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

      TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES. The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Funds of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to each Fund's Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the separate Current Investment Advisory Agreements were being combined into a single New Investment Advisory Agreement between Alger Management and the Trust, on behalf of the Funds.

      INVESTMENT PERFORMANCE OF THE FUNDS. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of some of the Funds (Alger SmallCap Growth Institutional Fund, Alger Capital Appreciation Institutional Fund and Alger Green Institutional Fund) had been generally excellent, consistently outperforming the relevant benchmarks and fund peer groups for various periods through August 31, 2006, while other Funds (Alger LargeCap Growth Institutional Fund and Alger MidCap Growth Institutional Fund) had underperformed their benchmarks and fund peer groups for at least the year ended August 31, 2006. The Trustees discussed with Alger Management the performance of the two underperforming Funds, inquiring into both the reasons for the underperformance and Alger Management's plans for improving the Funds' performance.

      FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES. The Trustees reviewed each Fund's advisory fees and expense ratios and compared them to a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while some of the Funds' advisory fees and expense ratios were at or near (and in one case below) the median for the Fund's Callan peer group, other Funds' fees (Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund and Alger Capital Appreciation Institutional Fund) and/or expense ratios (Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund, Alger Green Institutional Fund, R shares of Alger SmallCap Growth Institutional Fund and R shares of Alger Capital Appreciation Institutional Fund) were higher than those of most of the funds in the Callan peer group. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. In addition, the Trustees considered the profitability of each Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2006. After discussing with representatives of Alger Management and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to those entities, the profit margin in each case was modest.

      ECONOMIES OF SCALE. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the advisory fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

      OTHER BENEFITS TO ALGER MANAGEMENT. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Funds. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds' equity brokerage and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

      At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

      o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

      o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

      o The Board was satisfied with the performance of the Funds that had shown excellent performance, but determined to monitor closely the progress of Alger Management's steps to improve the performance of the underperforming Funds.

      o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

      The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT ALGER MANAGEMENT

      Alger Management is a registered investment adviser with its principal offices located at 111 Fifth Avenue, New York, New York 10003. Alger Management is a wholly-owned subsidiary of Alger Inc., which is a wholly-owned subsidiary of Alger Associates, a financial services holding company. Until October 2, 2006, Mr. Frederick M. Alger, III was the principal executive officer of Alger Management and was the Chairman of the Board. Mr. Daniel C. Chung serves as Chairman and Chief Executive Officer of Alger Management, and Mr. Hal Liebes serves as a Director of Alger Management. Mr. Chung also serves as Alger Management's Principal Executive Officer with Mr. Frederick A. Blum serving as Principal Financial Officer. For a list of officers of the Trust who also serve as officers of Alger Management, please refer to Proposal 1 above.

      Alger Associates is a closely-held New York corporation, the stockholders of which primarily consist of Mr. Frederick M. Alger, III, who holds Class A shares through Alger Two, LLC, and his three daughters, Hilary M. Alger, Nicole
D. Alger and Alexandra D. Alger, each of whom hold Class C shares. The principal business address of Alger Management, Alger Inc. and Alger Associates, and the address of each officer and director of Alger Management is 111 Fifth Avenue, New York, New York 10003.

      DISTRIBUTOR  AND  ADMINISTRATOR.  Alger Inc. serves as distributor of each
Fund's  shares.  As  noted  above,   Alger  Management  serves  as  each  Fund's
administrator.

      In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Funds and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds.

      For the fiscal year ended October 31, 2005, the Funds paid an aggregate of approximately $7,216,482 in commissions, of which $3,630,957 was paid to Alger, Inc. The commissions paid to Alger Inc. constituted 50% of the aggregate brokerage commissions paid by the Funds. For the fiscal year ended October 31, 2005, 56% of the aggregate dollar amount of transactions by the Funds involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $312,296,526 in portfolio transactions, incurring $709,386 in commissions, was allocated to brokers who supplied research to the Trust or Alger Management.

SHAREHOLDER APPROVAL

      To become effective with respect to a Fund, the New Investment Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund which means the affirmative vote of lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

         PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES

      The Trust, on behalf of the Funds, like all mutual funds, is required by law to have policies governing certain of the Funds' investment practices that may only be changed with shareholder approval. These policies are referred to as "fundamental." While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case. As a result, the Funds have fundamental policies that are no longer required by law. In addition, certain of the Funds' policies that continue to be required by law, as currently adopted by the Funds, are more restrictive than required by law, and the policies on any given investment practice vary, sometimes considerably, from Fund to Fund.

      The Board has reviewed the Funds' current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Appendix F. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate other fundamental policies. Additionally, shareholders of each of the Funds are being asked to reclassify their Fund's investment objective as non-fundamental (see Proposal 3-A).

      The revised fundamental policies are expected to facilitate the management of the Funds' assets, simplify the process of monitoring compliance with the Funds' fundamental investment policies and provide Alger Management with the flexibility to manage the Funds more effectively. The revised policies also provide consistency and uniformity across the Funds to the extent possible (the Funds will continue to be subject to a number of investment policies that are not uniform, as described in their respective prospectuses).

      In addition, the revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written, and should be interpreted, broadly. The revised policies generally allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies should be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This should allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. Approval of the revised fundamental policies do not necessarily mean that the Funds will broaden their investment practices to the extent permitted under the policies. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Before a material change is made in a Fund's investment practices in response to the revised policies, the Board will be asked to approve such change and the Fund's prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

      The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies should be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this should allow the Funds the flexibility to take advantage of future changes in the interpretations of regulators and others without the expense and delay of seeking further shareholder approvals.

      Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy should be interpreted to mean that there is either an express or affirmative permission, or a lack of a prohibition, for the practice.

      The revised fundamental policies give, in certain cases, the Funds an increased ability to engage in certain investment practices (although only technical or minor wording changes are being made for certain policies), as described in more detail below. If a particular Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. Except where indicated below, the actual investment practices of the Funds currently are not expected to change as a result of the revised policies. However, these practices could change in the future, and for various reasons. Before a material change is made in a Fund's investment practices in response to the revised policies, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change.

      The Trust's Board recommends that shareholders of each Fund vote to revise or eliminate that Fund's fundamental policies as discussed below. Except as noted below, the proposed changes are apply to each Fund. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The descriptions in each section of the Funds' existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix F. The chart in Appendix F sets out in the left column the current fundamental policies of each Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

      Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund's fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund's existing fundamental policy on that investment practice will remain in effect.

      The revised policies that are approved will take effect March 1, 2007.

      To be approved for a Fund, each proposal must receive a 1940 Act Majority Vote of the outstanding voting securities of that Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

PROPOSAL 3-A: CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

      If shareholders of a Fund approve this proposal, the Fund's investment objective will become non-fundamental, meaning that it can be changed without shareholder approval. There are no current plans to change the investment objective of any of the Funds.

      DISCUSSION. The 1940 Act does not require that a Fund's investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a Fund's investment objective is non-fundamental, the objective may be changed by the Board when the Board believes it is in the best interests of shareholders to do so. As noted above, however, shareholders would be given prior notice of any change in a Fund's investment objective. This notice is expected to take the form of a supplement to the Fund's prospectus or a revised prospectus, which would be sent to the Fund's shareholders.

      If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-B: REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the borrowing of money will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

      DISCUSSION. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

      Currently, the borrowing policies of certain Funds limit borrowings to 10% of a Fund's total assets. Certain of the Funds' policies also limit the ability to purchase securities when borrowings are outstanding. The Funds' current borrowing policies are described in their prospectus or statement of additional information. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks and that limit the purchase of securities when loans are outstanding.

      As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

      If this proposal is approved, certain Funds may be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-C: REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      DISCUSSION. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The

Funds' current underwriting policies are disclosed in their prospectus and/or statement of additional information. Each Fund's current fundamental policy has an exception to the prohibition on underwriting that states that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the "Securities Act"), which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. It is not, however, believed that the application of this Securities Act provision would cause a Fund to be engaged in the business of underwriting the securities of other issuers. The revised policy does not generally give the Funds any greater authority to engage in the underwriting business or to underwrite the securities of other issuers, but clarifies the foregoing exception and creates a uniform standard among the Funds.

      Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-D: REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the lending of money or other assets will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

      DISCUSSION. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC considers repurchase agreements to be loans.)

      The Funds' current fundamental policies, which are disclosed in the Funds' prospectus and/or statement of additional information, generally prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, are not subject to the restriction. The revised policy will permit securities lending and the use of repurchase agreements and will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans.

      If this proposal is approved, Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when Alger Management believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds and other Alger Management-advised funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds and other Alger Management-advised funds.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  3-E:  REVISE  THE  FUNDAMENTAL   POLICY  RELATING  TO  ISSUING  SENIOR
SECURITIES

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the issuing of senior securities will be revised to read as follows:

      Except as  otherwise  permitted  by the 1940 Act,  or  interpretations  or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

      DISCUSSION. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary or emergency purposes, and these borrowings are not considered senior securities.

      Currently, the Funds are not permitted to issue senior securities except to the extent that borrowings or certain investment practices (such as writing options) may be deemed to be the issuance of senior securities. The Funds' current policies concerning the issuance of senior securities are described in their prospectus and/or statement of additional information. The revised policy will permit the Funds to issue senior securities to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

      Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds' existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-F: REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on real estate will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

      DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. Currently, the Funds have fundamental policies prohibiting them from purchasing or selling real estate or real estate limited partnerships, except that they may purchase or sell securities secured by real estate or interests therein, as well as securities issued by companies that invest or deal in real estate. The revised policies clarify each Fund's policy prohibiting investments in real estate, but preserves the flexibility to invest in real estate-related companies and companies whose business consists in whole or in part of investing in real estate.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in a

Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of assets it may devote to such investments. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-G: REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on commodities will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

      DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

      Currently, the Funds are not permitted to invest in physical commodities or commodity contracts, but some of them are permitted to invest in certain types of derivatives and financial commodities such as futures contracts and options on futures contracts. The Funds' current policies concerning investment in commodities are described in their prospectus and/or statement of additional information. The revised policy does not generally give the Funds any greater authority to invest in physical commodities but clarifies the Funds' ability to enter into the various derivative instruments identified in the revised policy.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which a Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-H: REVISE THE FUNDAMENTAL POLICY RELATING TO CONCENTRATION

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on concentration will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

      DISCUSSION. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

      Each Fund currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Funds' current policies about concentration are disclosed in their prospectus or statement of additional information. These existing policies reflect the 25% test noted above that is the SEC's current interpretation of concentration. The revised policy does not generally give the Funds any greater authority to concentrate its investments in one or more industries. However, if the SEC's interpretation of concentration were to change, the Funds would be able to change their concentration policies without seeking shareholder approval.

      The revised policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Also, under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-I: REVISE THE FUNDAMENTAL POLICIES RELATING TO DIVERSIFICATION

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policies on diversification of investments will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Fund's total assets).

      DISCUSSION. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund's assets that may be invested in a single issuer) or non-diversified. Each of the Funds has elected to be classified as a diversified fund. In general, the Funds' existing diversification policies simply recite portions of the existing 1940 Act requirements about diversification. The Funds' current policies about diversification are disclosed in their prospectus and/or statement of additional information. The foregoing proposed policy clarifies certain of the portfolio conditions required of the Funds in order to qualify as diversified funds and creates a uniform standard among the Funds.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-J: REMOVE THE FUNDAMENTAL POLICY RELATING TO BOTH PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT SALES

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities will be eliminated.

      DISCUSSION. The Funds currently have a fundamental policy that prohibits both the purchase of securities on margin and the entry into short sales.

      The 1940 Act does not require that a Fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 3-B.

      The Funds believe that this fundamental policy is unnecessary and may be unduly restrictive. The Funds' ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 3-B. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 3-E. The Funds believe that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin subject to the Funds' other investment policies and applicable law. Shareholders should note that it is the current position of the SEC's staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund, which is not permitted by the 1940 Act.

      A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities if would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is generally restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position. Mutual funds are not required to have a fundamental policy about engaging in short sales.

      The Funds believe this fundamental policy is unduly restrictive. There may be circumstances in which Alger Management believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund's other investment policies and applicable law. Before a Fund engages in short sales to any material extent, the Board will be consulted and the Fund's prospectus and/or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Board from time to time, as well as the Fund's other investment policies.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-K: REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENT IN OTHER INVESTMENT COMPANIES

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting or limiting the Fund from purchasing securities of other investment companies will be eliminated.

      DISCUSSION. Each Fund is prohibited from investing more than a particular percentage of its net assets in other investment companies, or except as permitted under the 1940 Act or except where such purchase is part of a plan of merger or reorganization.

      The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a "master-feeder" or "fund-of-funds" structure was utilized. Outside of the "master-feeder" and "fund-of-funds" structures and subject to certain other exceptions, the 1940 Act limited a fund's investments in a single investment company to 3% of the purchased investment company's outstanding voting stock and to 5% of the fund's total assets and capped a fund's investments in all investment companies at 10% of the fund's total assets.

      Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies though investments in unaffiliated investment companies are still subject to certain limitations. In addition, the SEC has recently granted exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

      Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Funds believe that their existing fundamental policies are unnecessary and may be unduly restrictive. If a Fund's fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Funds' other investment policies.

      Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may in crease opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund's portfolio and to achieve investment exposure to a particular asset class or type of investment.

      When a Fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3-L: REMOVE THE FUNDAMENTAL POLICY RELATING TO PLEDGING ASSETS

      If shareholders of a Fund approve this proposal, the Fund's current fundamental policy limiting the Fund's ability to pledge its assets will be eliminated.

      DISCUSSION. The Funds currently are restricted in their ability to pledge their assets. With respect to one Fund, pledging of assets is permissible in connection with authorized borrowings, and all of the Funds are permitted to pledge up to 10% their assets without restriction. The Funds believe this fundamental policy is unduly restrictive and may prevent Alger Management from acting in a manner it believes to be in the shareholders' best interest. If this fundamental policy is eliminated, the Funds will be able to pledge their assets to the extent permitted under the 1940 Act, subject to the Funds' other investment policies.

      The Funds (other than Alger Capital Appreciation Institutional Fund) have no present intention to borrow money (other than possibly to meet redemption requests), and intend to pledge their assets only to support their investment practices. It is impossible to predict what the lending practices will be in the future if and when the Funds decide to borrow money, and what collateral coverage would be required. In any event, the Funds would take into account any then-applicable legal guidance, would be guided by the judgment of the Board and Alger Management regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, was necessary for a Fund to obtain the credit sought.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

           PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1

      This proposal is to be voted on by shareholders of Class I shares ("Class I Shares") of each Fund.

      Holders of Class I Shares are being asked to approve a new Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), to permit the use of Fund assets to finance the sale and distribution of Fund shares, subject to certain conditions. A copy of the proposed Distribution Plan is attached as Appendix G.

BACKGROUND INFORMATION

      Class I Shares of the Funds are not currently subject to a Distribution Plan, but each Fund compensates certain entities (other than Alger Inc. and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I shares at an annual rate of up to 0.25% of the net asset value of Class I shares of the Fund held by those accounts.

      The Board has approved the implementation of a Distribution Plan for the Funds' Class I Shares, pursuant to which Class I Shares would pay the providers of such services fees at an annual rate of up to 0.25% of the value of the average daily net assets of Class I shares held by the accounts serviced by each provider.

      Pursuant to Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." The Rule states that an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently, Class I Shares of the Funds do not include the above-referenced fees and the services related to those fees as part of a Distribution Plan. The Board believes that the fees in question have historically not been used to result in sales of Class I Shares (I.E., are not for "distribution" services, for purposes of Rule 12b-1), but also recognizes that there are post-sale administrative services provided to existing shareholders. Nonetheless, to eliminate any doubt that may arise in the future regarding whether the fees are for "distribution" services, the Board has approved, and recommends that the shareholders of Class I Shares approve the adoption of, a Distribution Plan, which authorizes the payment of recordkeeping and administrative service fees pursuant to Rule 12b-1 under the 1940 Act.

      Class I Shares currently are subject to identical service fees across the Funds, and this proposal would affect those fees equally. If shareholders approve the adoption of the Distribution Plan, the fees paid by Class I Shares for recordkeeping and administrative services will not change. The fees currently payable by Class I Shares for such services, and the Rule 12b-1 fees that would be payable under the proposed Distribution Plan are as follows:

                                    CURRENT FEES              PROPOSED FEES
                               -----------------------   ----------------------
                                            Non 12b-1                 Non 12b-1
                               Rule 12b-1    Service     Rule 12b-1    Service
                                  Fees         Fees         Fees         Fees
                               ----------   ---------    ----------   ---------
Class I Shares (ALL FUNDS)        None         .25%         .25%         None

CURRENT ARRANGEMENT

      The Board considers the appropriateness of the current arrangement on a continuing basis and in doing so considers all relevant factors, including the amounts paid. For the fiscal year ended October 31, 2005, Class I Shares of the Funds paid servicing fees pursuant to the current arrangement, as follows:

                                                           AS A PERCENTAGE
                                                        OF THE CLASS I SHARES'
FUND                                      FEE PAID        AVERAGE NET ASSETS
----                                      --------        ------------------
Alger SmallCap Growth
  Institutional Fund                      $164,202               .25%
Alger MidCap Growth
  Institutional Fund                    $2,475,256               .25%
Alger LargeCap Growth
  Institutional Fund                      $228,904               .25%
Alger Capital Appreciation
  Institutional Fund                      $320,950               .25%
Alger Green Institutional Fund              $3,504               .25%

BOARD CONSIDERATIONS

      In recommending adoption of a Distribution Plan for Class I Shares, the Board considered a variety of factors. The Board examined the nature of the recordkeeping and administrative services provided, and the benefits such services provide to the Funds and their shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of this Proposal 4, each Fund will be provided with additional flexibility in obtaining services under the Distribution Plan.

      In addition, as noted above, the Board believes that the services performed by the recipients of the service fees are not primarily intended to result in sales of Class I Shares (I.E., "distribution" services, for purposes of Rule 12b-1), but rather are post-sale administrative services provided to existing shareholders. However, to eliminate any doubt regarding continued payments of service fees that may arise in the future, the Board has approved, and recommends that the holders of Class I Shares approve, the adoption of a Distribution Plan as set forth herein.

      The Board noted that if holders of Class I Shares approve this Proposal 4, the service fees charged to such Class of each Fund will not change. In addition, the Board considered that the services currently provided to such shareholders pursuant to the current arrangement are appropriate services to provide to shareholders.

REQUIRED VOTE

      Holders of Class I Shares of each Fund will vote separately on this Proposal 4. To be approved, this proposal must be approved by a 1940 Act Majority Vote of the outstanding voting securities of a Fund's Class I Shares, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the class that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the class are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the class.

      If the holders of Class I Shares do not approve the adoption of a Distribution Plan, the applicable Fund will continue to pay service fees under its current arrangement.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                PROPOSAL 5: TO APPROVE AMENDMENTS TO THE TRUST'S
                       AGREEMENT AND DECLARATION OF TRUST

      As a Massachusetts business trust, the Trust is subject to Massachusetts law, pursuant to which the organizational and operational document of a business trust is its Agreement and Declaration of Trust. Thus, the Trust (and each Fund) operates under the Trust's Agreement and Declaration of Trust, as previously amended or restated (the "Trust Agreement"), which sets forth various provisions relating primarily to the operation and governance of the Trust. Shareholders are being asked to approve four amendments to the Trust Agreement.

      The first three proposed amendments to the Trust Agreement would eliminate the requirements that shareholders consent to (A) the liquidation of a Fund, or a class of shares of that Fund, (B) termination of the Trust, and (C) except to the extent that the 1940 Act requires shareholder approval, reorganization of the Trust or a Fund by merger or transfer of assets. Currently, the Trust Agreement provides that each of the actions specified in items (A) - (C) may be authorized by a vote of a majority of the Trustees, subject to shareholder approval. If any of Proposals 5-A through 5-C is approved by shareholders, then the Trust Agreement will be modified to require, for the action specified, only the vote of a majority of the Trustees.

      The Board believes that it is in the best interests of the Trust and its shareholders to adopt the foregoing three amendments. As a general principle, the Board has, pursuant to the Trust Agreement, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Trust. The Board believes that it is in the best position to determine if and when any Fund (or class thereof) should be liquidated, the Trust should be terminated, or (except as otherwise provided in the 1940 Act) reorganization of the Trust or a Fund thereof should be carried out, and that to require shareholder approval only adds the cost and delay of solicitation and a shareholder meeting when the Board has already determined that the action in question is in the shareholders' best interests. Any determination by the Board to take such an action would be subject to the Trustees' general fiduciary responsibilities to act in the best interests of shareholders.

      The fourth proposed amendment would add a provision to the Trust Agreement requiring that before bringing a derivative action on behalf of the Trust a shareholder first make a demand upon the Trustees to bring the action (unless such demand is excused), and that a derivative action commenced after rejection by the Trustees of a demand is to be dismissed by the court if the court makes certain findings.

PROPOSAL  5-A:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
LIQUIDATION OF A FUND OR A CLASS OF SHARES OF A FUND

      If shareholders approve this proposal, Section 6.2(d) of the Trust Agreement will be amended by removing the italicized language as follows:

      [SECTION 6.2](d) Liquidation....  The liquidation of any Portfolio, or any
      Class of any Portfolio, may be authorized by vote of a Majority of the Trustees, SUBJECT TO THE AFFIRMATIVE VOTE OF "A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SERIES REPRESENTING THE BENEFICIAL INTERESTS IN THAT PORTFOLIO, OR IN THAT CLASS OF SUCH SERIES, AS THE
      QUOTED PHRASE IS DEFINED IN THE 1940 ACT....

      DISCUSSION. The Board's reasoning in advancing Proposal 5-A is as set forth above in the third paragraph of the general discussion of Proposal 5. The Trustees, in whom responsibility for the management of the affairs of the Trust is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of a liquidation, which should be permitted without the Trust's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval. Additionally, eliminating the requirement of soliciting shareholder approval before liquidating a class or Fund will likely result in cost savings to shareholders of such class or Fund.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  5-B:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
TERMINATION OF THE TRUST

      If shareholders approve this proposal, Section 9.1 of the Trust Agreement will be amended by removing the italicized language as follows:

      SECTION  9.1  Duration  and  Termination  of  Trust....  The  Trust may be
      terminated at any time by a Majority of the Trustees, SUBJECT TO THE FAVORABLE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO OF THE TRUST, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, OR BY SUCH GREATER OR DIFFERENT VOTE OF SHAREHOLDERS OF ANY SERIES AS MAY BE ESTABLISHED BY
      THE CERTIFICATE OF DESIGNATION BY WHICH SUCH SERIES WAS AUTHORIZED....

      DISCUSSION. The Board's reasoning in advancing Proposal 5-B is as set forth above in the general discussion of Proposal 5. As in the case of Proposal 5-A, the Trustees, in whom responsibility for the management of the affairs of the Trust is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of terminating the Trust, which should be permitted without the Trust's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5-C: ELIMINATE (SUBJECT TO A QUALIFICATION) THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE TRUST OR A FUND

      If shareholders approve this proposal, Section 9.2 of the Trust Agreement will be amended by removing the italicized language from, and adding the capitalized language to, Section 9.2 as follows:

      SECTION 9.2 Reorganization. SUBJECT TO SUCH ADDITIONAL REQUIREMENTS OR CONDITIONS AS MAY BE IMPOSED BY OR UNDER THE 1940 ACT, [t]he Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Portfolios, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer such assets to another Portfolio of the Trust, in exchange for cash, Shares or other Securities (including, in the case of transfer to another Portfolio of the Trust, Shares of such other Portfolio), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Portfolio with any other Trust or any corporation, partnership or association organized under the laws of any state of the

      United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees AND APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO WHOSE ASSETS ARE AFFECTED BY SUCH TRANSACTION, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, AND/OR BY SUCH OTHER VOTE OF ANY SERIES AS MAY BE ESTABLISHED BY THE CERTIFICATE OF
      DESIGNATION WITH RESPECT TO SUCH SERIES....

      DISCUSSION. Under certain circumstances, Rule 17a-8 under the 1940 Act requires shareholder approval of the reorganization of a registered investment company, such as the Trust or a Fund, by merger with or transfer of substantially all of its assets to another registered investment company that stands in any of certain affiliation relationships (as specified in the 1940
Act) with the Trust or such Fund. Accordingly, the Trust Agreement's current requirement of shareholder approval cannot be removed for reorganizations involving the Trust or a Fund unless a qualification allowing for the restrictions of Rule 17a-8 is included. However, allowing for such qualification (represented in the capitalized language in the proposed amendment to Section 9.2), the Board believes that the general reasoning underlying Proposals 5-A and 5-B also justifies this Proposal 5-C.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5-D: ADD A DEMAND REQUIREMENT FOR SHAREHOLDER DERIVATIVE SUITS

      If shareholders approve this proposal, the following Section 7.9 will be added to the Trust Agreement:

      SECTION 7.9. Derivative Actions. A Shareholder may bring a derivative action on behalf of the Trust only if the Shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a Majority of the Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as a Trustee of the Trust or as a Trustee or Director of one or more investment companies with the same or an affiliated investment advisor or underwriter. A derivative action commenced after rejection of a demand by the Trustees shall be dismissed by the court on motion by the Trust if the court finds that a Majority of the Trustees, or a majority of any committee established to consider such action, which does not have a personal interest in the action at issue, has determined in good faith after conducting a reasonable inquiry upon which its conclusions are based that the maintenance of the derivative action is not in the best interests of the Trust.

      DISCUSSION. It is recognized in the law that a shareholder may bring an action on behalf of a corporation to enforce a right of the corporation. However, a shareholder is generally required, before commencing a derivative action, to make demand upon the board of the corporation to sue to enforce the corporation's claim. And the circumstances under which a derivative plaintiff will be excused from the demand requirement are typically very narrowly drawn. Indeed, under Massachusetts corporate law, which imposes a demand requirement by statute, demand is never excused. Furthermore, a derivative suit commenced after demand is rejected is typically subjected to searching scrutiny by a court and is rarely if ever permitted to proceed if the board's decision not to commence litigation was made in good faith in the interests of the corporation after reasonable inquiry.

      These general principles reflect the fundamental precept that management of the business and affairs of a corporation, including decisions whether to litigate or refrain from litigating a claim on behalf of the corporation, resides with the corporation's board in the exercise of its business judgment, not with the corporation's shareholders, so that a derivative action should be permitted to proceed only where the board has failed in its duty to the corporation with respect to the claim in question.

      Shareholder derivative suits may also be brought on behalf of Massachusetts business trusts, such as the Trust. Proposed Section 7.9 would add to the Trust Agreement a demand requirement that comports with the general contours of corporate law regarding such suits. The Board believes that the general policy considerations underlying the demand requirement as applied to corporations apply with equal force to Massachusetts business trusts, and that the proposed section reasonably balances the Board's right to conduct the affairs of the Trust with the right of a shareholder to sue on behalf of the Trust if the Board demonstrably fails in its duty.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

REQUIRED VOTE

      To become effective, each amendment to the Trust Agreement must be approved by a vote of shareholders holding a majority of all shares of the Trust outstanding and entitled to vote, without regard to series. Accordingly, the votes of the entire Trust, including the votes of all the Funds, will be counted together with respect to a proposal, and the shareholders of each Fund will vote together as a single class.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The 1940 Act requires that the Trust's independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Trust. At a meeting held on September 12, 2006, the Trust's Audit Committee selected and recommended and the Trust's Board, including a majority of the Independent Trustees, approved the selection of Ernst & Young LLP ("E&Y") as the Trust's independent registered public accounting firm for the fiscal year ending October 31, 2007. E&Y has served as the Trust's independent registered public accounting firm since July 3, 2002. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

      After reviewing the Trust's audited financial statements for the fiscal year ended October 31, 2005, the Trust's Audit Committee recommended to the Board that such statements be included in the Trust's Annual Report to shareholders. A copy of the Audit Committee's report for the Trust is attached as Appendix H to this Proxy Statement.

      Sets forth below for the Trust's two most recent fiscal years, are the fees billed by E&Y for all audit and non-audit services provided directly to the Trust. The fee information is presented under the following captions:

      (a) AUDIT FEES - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

      (b) AUDIT-RELATED FEES - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

      (c) TAX FEES - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

      (d) ALL OTHER FEES - fees for products and services provided to the Trust other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

                                    YEAR ENDED                   YEAR ENDED
                                 OCTOBER 31, 2004             OCTOBER 31, 2005
                                 ----------------             ----------------
Audit Fees                            $35,350                     $117,600
Audit-Related Fees                       None                         None
Tax Fees*                             $25,300                      $24,570
All Other Fees**                      $13,500                      $13,500

----------
*     Fees for tax advice, tax compliance and tax planning

**    Other  Fees  include   costs  for  review  and  consent  for  the  Trust's
      registration statement filing and a review of the semi-annual financial statements.

      Substantially all services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. All of the services represented in the table were pre-approved by the Audit Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management that provides ongoing services to the Funds during the fiscal years ended October 31, 2004 and 2005. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2004 and 2005, were $157,449 and (euro)82,300 and $201,831 and
(euro)56,050, respectively.

                             ADDITIONAL INFORMATION

5% SHARE OWNERSHIP

      As of the Record Date, the persons listed in Appendix A owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix A.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Trust, 111 Fifth Avenue, New York, New York 10003, at a reasonable time before the Trust begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

ANNUAL REPORTS

      A COPY OF THE TRUST'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE TRUST C/O FRED ALGER MANAGEMENT, INC., 111 FIFTH AVENUE, NEW YORK, NEW YORK 10003 OR BY CALLING 800-992-3863. COPIES OF THE TRUST'S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT WWW.SEC.GOV.

      Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

SHAREHOLDER COMMUNICATIONS

      Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

      Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trust's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

EXPENSE OF PROXY SOLICITATION

      Alger Management will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $92,000. Solicitation may be made by letter or telephone by officers or employees of Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger Management will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, Alger Management has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. CFS may solicit proxies personally and by telephone.

      Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy
Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

      The Trust will advise shareholders of the voting results of the matters voted upon at the Meeting in the 2007 Semi-Annual Report to Shareholders. The Trust may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

FISCAL YEAR

      The fiscal year end of each Fund is October 31.

GENERAL

      Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trust or Fund, as applicable.

      A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Trust, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

      Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Trust's By-Laws, an adjournment of the Meeting requires the affirmative vote of the shares present in person or represented by proxy at the Meeting.

      PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING EACH ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING PREPAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

                                               Hal Liebes
                                               Secretary
November 15, 2006

                      (This page intentionally left blank.)

                APPENDIX A: FUND INFORMATION AND SHARE OWNERSHIP

      The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on October 27, 2006, the record date for voting at the Meeting.

                                                 TOTAL SHARES
FUND                                              OUTSTANDING       NET ASSETS
----                                              -----------       ----------
Alger SmallCap Growth Institutional Fund           13,062,625     $  312,325,740
Alger MidCap Growth Institutional Fund             81,025,860     $1,406,545,190
Alger LargeCap Growth Institutional Fund            8,461,627     $  112,114,539
Alger Capital Appreciation Institutional Fund      10,867,497     $  171,377,396
Alger Green Institutional Fund                        485,573     $    3,199,470

      As of the Record Date, the following shareholders were known by the Trust to own of record 5% or more of a class of a Fund's outstanding voting securities:

FUND                                CLASS   PERCENT   NAME AND ADDRESS
----                                -----   -------   ----------------
Alger SmallCap Growth               I       16.95%    NFS LLC FBO
  Institutional Fund                                  FIIOC As Agent For
                                                      Qualified Employee Benefit Plans (401k)
                                                      Finops-IC Funds
                                                      100 Magellan Way KW1C
                                                      Covington, KY 41015-1987

Alger SmallCap Growth               I       10.94%    Prudential Investment Management Sr
  Institutional Fund                                  FBO: Mutual Fund Clients
                                                      Attn: Prochoice Unit
                                                      Mail Stop NJ 05-11-20
                                                      100 Mulberry Street
                                                      Newark, NJ 07102-4056

Alger SmallCap Growth               I       8.61%     Citigroup Global Markets, Inc.
  Institutional Fund                                  33 West 34th Street - 3rd Floor
                                                      New York, NY 10001-2402

Alger SmallCap Growth               I       5.23%     Eighth District Electrical Pension Fund
  Institutional Fund                                    Annuity Plan
                                                      2821 South Parker Road Suite 1005
                                                      Aurora, CO 80014-2714

Alger SmallCap Growth               R       56.18%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger SmallCap Growth               R       8.09%     MG Trust Company Trustee
  Institutional Fund                                  Ampac Tire Distributors, Inc. 401(k)
                                                      700 17th Street
                                                      Suite 300
                                                      Denver, CO 80202-3531

FUND                                CLASS   PERCENT   NAME AND ADDRESS
----                                -----   -------   ----------------
Alger SmallCap Growth               R       6.60%     PIMS/Prudential Retirement As Nominee For
  Institutional Fund                                    The Trustee/Custodian
                                                      PL 104 Shiel Sexton Company, Inc.
                                                      Attn: Debbie Stone
                                                      902 North Capitol Avenue
                                                      Indianapolis, IN 46204--1005

Alger MidCap Growth                 I       24.21%    NFS LLC FBO
  Institutional Fund                                  Qualified Employee Benefit Plans (401k)
                                                      Finops-IC Funds
                                                      100 Magellan Way KW1C
                                                      Covington, KY 41015-1987

Alger MidCap Growth                 I       17.97%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger MidCap Growth                 I       10.03%    Reliance Trust Company Directed Trustee for
  Institutional Fund                                    MetLife Retirement & Savings
                                                      2 Montgomery Street, Floor 3
                                                      Jersey City, NJ 07302-3802

Alger MidCap Growth                 R       60.42%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger MidCap Growth                 R       22.12%    Hartford Life Insurance Company
  Institutional Fund                                    Separate Account
                                                      Attn: Unit Operations
                                                      P.O. Box 2999
                                                      Hartford, CT 06104-2999

Alger MidCap Growth                 R       7.06%     MFS Heritage Trust Company Trustees FBO
  Institutional Fund                                    Certain Company Retirement
                                                      P.O. Box 55824
                                                      Boston, MA 02205-5824

Alger LargeCap Growth               I       27.66%    Wachovia Bank FBO
  Institutional Fund                                  Various Retirement Plans
                                                      1525 West WT Harris Boulevard
                                                      Charlotte, NC 28288-0001

Alger LargeCap Growth               I       24.25%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97 RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger LargeCap Growth               I       14.06%    Ameriprise Trust Company FBO Ameriprise
  Institutional Fund                                    Trust Retirement Services Plans
                                                      50534 AXP Financial Center
                                                      Minneapolis, MN 55474-0505

FUND                                CLASS   PERCENT   NAME AND ADDRESS
----                                -----   -------   ----------------
Alger LargeCap Growth               I       12.45%    Mercer Trust Company
  Institutional Fund                                  CDI Corporation 401(k) Savings Plan
                                                      Attn: DC Plan Admin. Team
                                                      One Investors Way
                                                      Mailstop: C4D
                                                      Norwood, MA 02062-1584

Alger LargeCap Growth               R       89.94%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger LargeCap Growth               R       8.85%     MG Trust Company Custodian FBO
  Institutional Fund                                  Skyline Windows, LLC 401(k) Plan
                                                      700 17th Street
                                                      Suite 300
                                                      Denver, CO 80202-3531

Alger Capital Appreciation          I       38.25%    NFS LLC FBO
  Institutional Fund                                  FIIOC As Agent For
                                                      Qualified Employee Benefit Plans (401k)
                                                        Finops-IC Funds
                                                      100 Magellan Way KW1C
                                                      Covington, KY 41015-1987

Alger Capital Appreciation          I       16.48%    The Vanguard Fiduciary Trust Company
  Institutional Fund                                  Alger Capital Appreciation Retirement Portfolio
                                                      P.O. Box 2600, VM 613
                                                      Attn: Outside Funds
                                                      Valley Forge, PA 19482-2600

Alger Capital Appreciation          I       14.60%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger Capital Appreciation          I       12.80%    State Street Bank & Trust Company Trustee
  Institutional Fund                                  ADP/Morgan Stanley Alliance
                                                      105 Rosemont Road
                                                      Westwood, MA 02090-2318

Alger Capital Appreciation          I       5.48%     Charles Schwab & Co., Inc.
  Institutional Fund                                  Special Custody Account
                                                      Attn: Mutual Funds
                                                      101 Montgomery Street
                                                      San Francisco, CA 94104-4151

Alger Capital Appreciation          R       51.24%    MLPF&S For the Sole Benefit of its Customers
  Institutional Fund                                  Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

FUND                                CLASS   PERCENT   NAME AND ADDRESS
----                                -----   -------   ----------------
Alger Capital Appreciation          R       41.18%    Hartford Life Insurance Company
  Institutional Fund                                    Separate Account
                                                      Attn: Unit Operations
                                                      P.O. Box 2999
                                                      Hartford, CT 06104-2999

Alger Capital Appreciation          R       5.19%     MG Trust Company Custodian FBO
  Institutional Fund                                  Skyline Windows, LLC 401(k) Plan
                                                      700 17th Street
                                                      Suite 300
                                                      Denver, CO 80202-3531

Alger Green Institutional Fund      I       69.42%    Fred Alger Management, Inc.
                                                      C/O Robert Kincel
                                                      30 Montgomery Street
                                                      Jersey City, NJ 07302-3829

Alger Green Institutional Fund      I       14.60%    LPL Financial Services
                                                      9785 Towne Centre Drive
                                                      San Diego, CA 92121-1968

Alger Green Institutional Fund      R       55.97%    MLPF&S For the Sole Benefit of its Customers
                                                      Attn: Fund Administration 97RM2
                                                      4800 Deer Lake Drive East 2nd Floor
                                                      Jacksonville, FL 32246-6484

Alger Green Institutional Fund      R       27.48%    MFS Heritage Trust Company FBO Certain
                                                        Company Retirement Plan
                                                      500 Boylston Street
                                                      Boston, MA 02116-3740

Alger Green Institutional Fund      R       12.22%    Fred Alger Management, Inc.
                                                      C/O Robert Kincel
                                                      30 Montgomery Street
                                                      Jersey City, NJ 07302-3829

                       APPENDIX B: AUDIT COMMITTEE CHARTER

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively, the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE

      The primary purposes of the Committee are to:

      o     assist the Board in the oversight of

            1.    the integrity of the Fund's financial statements

            2.    the independent auditor's qualifications and independence

            3.    the performance of the Fund's independent auditors

            4. the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting

      o prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

      o oversee the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

      o determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

      o pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described below) by such independent auditors; and

      o act as a liaison between the Fund's independent auditors and the Board.

      The Fund's independent auditors shall report directly to the Committee.

      The primary function of the Committee is oversight.

      The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and

(iii) the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

      The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

COMPOSITION AND QUALIFICATIONS

      The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. Each member of the Committee must also meet the American Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the

"Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

      The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      With  respect  to  any  subsequent  changes  to  the  composition  of  the
Committee,   and  otherwise  approximately  once  each  year,  the  Board  shall determine:

      o     that each member of the Audit Committee is "independent" pursuant to
            the  American  Stock  Exchange  ("AMEX")  governance   standards  or
            applicable law;

      o that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

      o that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

      o     the adequacy of the Charter.

DUTIES AND POWERS

      To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

      (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

      (b) to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

      (c) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers);

----------
1. The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may establish pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegates(s)) prior to the completion of the audit.

      (d) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditors' comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and
(viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

      (e) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

      (f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

      (g) to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

      (h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

      (i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

      (j) to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

      (k) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as FAM and any Covered Services Provider;

      (l)  to  review  and  evaluate   the   qualifications,   performance   and
independence of the lead audit partner of the independent auditors on the Fund's engagement;

      (m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

      (n) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

      (o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

      (p) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

      The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee
(a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund,
(b) for payment of  compensation  to any advisors  employed by the Committee and
(c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

      The Committee shall evaluate its performance under this Charter annually.

      The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

      This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of Independent Board Members.

      The Principal Executive Officer (the "PEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the PEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

      FOR CLOSED-END FUNDS ONLY. Each Fund whose securities are listed on the AMEX shall provide to the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
1---------------
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
-----------------
Castle Convertible Fund, Inc.

                    APPENDIX C: NOMINATING COMMITTEE CHARTER

      This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

      The purpose of the Nominating Committee is to assure assist the Board is in its selection and evaluation of members to oversee the Funds so that the interests of shareholders in the Funds are well-served.

      In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

      o     the nomination of new independent Directors.

      o     the evaluation of the Board and its committee structure.

      o     the  analyses  of  the   appropriateness  of  establishing   minimum
            shareholding levels for Directors.

MEMBERSHIP

      The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

      The Committee shall appoint its Chairperson by a majority vote of its members.

      There shall be no compensation to any member of the Committee.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

      In nominating candidates, the Committee will search for the those qualified candidates who can bring to the Board the skills, experience, commitment and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. In doing so, it will take into consideration such factors as it deems appropriate. These factors may include demonstrated business judgment, skill sets relevant to oversight of portfolio management and operational functions , financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would add to the Board's diversity of outlook and expertise. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

      The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the each Fund, c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

ADDITIONAL RIGHTS AND RESPONSIBILITIES

      The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and normal retirement age.

      The Committee shall have the authority to retain and terminate any a search firm to be used to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

      The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

      The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

      The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

      The Committee shall meet at least once a year.

      The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

      The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

      The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
---------------
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
-----------------
Castle Convertible Fund, Inc.

                      (This page intentionally left blank.)

                          APPENDIX D: LEGAL PROCEEDINGS

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On October 24, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the SEC, and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia

Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and
(iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

      In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates and Alger Shareholder Services, Inc.

                  APPENDIX E: NEW INVESTMENT ADVISORY AGREEMENT

                          THE ALGER INSTITUTIONAL FUNDS

[__________], 2007
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Dear Sirs:

      The Alger Institutional Funds (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, on behalf of the portfolios named on Schedule I hereto, as such Schedule may be revised from time to time (each, a "Portfolio"), hereby confirms its agreement with Fred Alger Management, Inc. ("Alger Management") as follows

      1.    INVESTMENT DESCRIPTION; APPOINTMENT

      The Fund desires to employ the capital of each Portfolio by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust and in its Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Fund. Copies of the Fund's Prospectus, Statement of Additional Information and Agreement and Declaration of Trust, as each may from time to time be amended, have been or will be submitted to Alger Management. The Fund desires to employ and hereby appoints Alger Management to act as the investment manager for each Portfolio. Alger Management accepts the appointment and agrees to furnish the services for the compensation set forth below.

      2.    SERVICES AS INVESTMENT MANAGER

      Subject to the supervision and direction of the Board of Trustees of the Fund, Alger Management will (a) act in strict conformity with the Fund's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act"), and the Investment Advisers Act of 1940, as the same may from time to time be amended; (b) manage each Portfolio in accordance with such Portfolio's investment objective and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect; (c) make general investment decisions for such Portfolio involving decisions concerning
(i) the specific types of securities to be held by such Portfolio and the proportion of such Portfolio's assets that should be allocated to such investments during particular market cycles and (ii) the specific issuers whose securities will be purchased or sold by such Portfolio; and (d) supply statistical and research data; and general assistance in all aspects of the Fund's operations with respect to each Portfolio. In providing those services, Alger Management will supervise each Portfolio's investments generally and conduct a continual program of evaluation of such Portfolio's assets.

      In connection with the performance of its duties under this Agreement, it is understood that Alger Management may from time to time employ or associate with itself such person or persons as Alger Management may believe to be particularly fitted to assist it in the performance of this Agreement, it being understood that the compensation of such person or persons shall be paid by Alger Management and that no obligation may be incurred on the Fund's behalf in any such respect.

      3.    BROKERAGE

      In executing transactions for each Portfolio and selecting brokers or dealers, Alger Management will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Portfolio transaction, Alger Management, will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, Alger Management may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to each Portfolio and/or other accounts over which Alger Management or an affiliate exercises investment discretion. Pursuant to the provisions of Section 11(a) of the 1934 Act, the Fund authorizes Alger Management to select a broker which is affiliated with Alger Management. In such case, the Fund consents that the broker may retain any compensation in connection with effecting transactions. The Fund may revoke such consent at any time upon written notice given to Alger Management.

      4.    INFORMATION PROVIDED TO THE FUND

      Alger Management will keep the Fund informed of developments materially affecting each Portfolio, and will, on its own initiative, furnish the Fund from time to time with whatever information Alger Management believes is appropriate for this purpose.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, Alger Management hereby agrees that all records that it maintains for the Fund in respect of each Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request.

      5.    STANDARD OF CARE

      Alger Management shall exercise its best judgment in rendering the services listed in paragraph 2 above. Alger Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect Alger Management against any liability to such Portfolio or to its shareholders to which Alger Management would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Alger Management's reckless disregard of its obligations and duties under this Agreement.

      6.    COMPENSATION

      In consideration of the services rendered pursuant to this Agreement, each Portfolio will pay Alger Management on the first business day of each month a fee for the previous month at the annual rate set forth opposite such Portfolio's name on Schedule I hereto. The fee for the period from the effective date of this Agreement to the end of the month in which such date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to Alger Management, the value of each Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus and Statement of Additional Information as from time to time in effect.

      7.    EXPENSES

      Alger Management will bear all expenses in connection with the performance of its services under this Agreement. The Fund or the relevant Portfolio will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors or employees of Alger Management or any of its affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; charges of any independent pricing service retained to assist in valuing the assets of such Portfolio; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to shareholder services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and
statements  of  additional   information   for   regulatory   purposes  and  for
distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses. Fund-wide expenses not specifically identifiable to a Portfolio will be allocated among all Portfolios in such manner as Alger Manager shall, in its reasonable judgment, determine to be fair and equitable to all Portfolios.

      8.    REIMBURSEMENT TO A PORTFOLIO

      If in any fiscal year the aggregate operating expenses of a Portfolio (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage expenses and distribution expenses, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation imposed by any state having jurisdiction over the Portfolio, Alger Management will reimburse the Portfolio for such excess expense. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

      9.    SERVICES TO OTHER COMPANIES OR ACCOUNTS

      The Fund understands that Alger Management now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment manager to one or more other investment companies (including other portfolios of the Fund), and the Fund has no objection to Alger Management so acting, provided that whenever the Portfolio and one or more other accounts or investment companies advised by Alger Management have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Fund understands that the persons employed by Alger Management to assist in the performance of Alger Management's duties under this Agreement will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of Alger Management or any affiliate of Alger Management to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

      10.   TERM OF AGREEMENT

      This Agreement shall become effective as of the date first set forth above and, as to each Portfolio, shall continue until the date set forth opposite such Portfolio's name on Schedule I hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) a vote of a "majority" (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, this Agreement is terminable, without penalty by the Portfolio, on 60 days' written notice, by the Board of Trustees of the Fund or by vote of a majority of the Portfolio's outstanding voting securities, or upon 60 days' written notice, by Alger Management. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      11.   REPRESENTATION BY THE FUND

      The Fund represents that a copy of its Agreement and Declaration of Trust, dated July 14, 1993, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

      12.   LIMITATION OF LIABILITY

      This Agreement has been executed on behalf of the Fund in respect of each Portfolio by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall be binding on the assets and property of the relevant Portfolio only and shall not be binding on any other Portfolio or any Trustee, officer or shareholder of the Fund individually.

      13.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws (except the conflict of law rules) of the State of New York.

      If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                               Very truly yours,

                                               THE ALGER INSTITUTIONAL FUNDS


                                               By: ________________________
                                                   Authorized Officer

Accepted and Agreed:

FRED ALGER MANAGEMENT, INC.


By: ____________________________
    Authorized Officer

                                   SCHEDULE I

                                       ANNUAL FEE
                                     AS A PERCENTAGE
                                       OF AVERAGE
NAME OF PORTFOLIO                   DAILY NET ASSETS      REAPPROVAL DATE
-----------------                   ----------------      ---------------
Alger SmallCap Growth
  Institutional Fund                      .81%           September 30, 2008
Alger MidCap Growth
  Institutional Fund                      .76%           September 30, 2008
Alger LargeCap Growth
  Institutional Fund                      .71%           September 30, 2008
Alger Capital Appreciation
  Institutional Fund                      .81%           September 30, 2008
Alger Green Institutional Fund            .71%           September 30, 2008

                 APPENDIX F: FUNDAMENTAL INVESTMENT RESTRICTIONS

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Borrowing         Cannot borrow money, except          Except as otherwise permitted
Money             that (a) all Funds may borrow        by the 1940 Act, or
                  for temporary or emergency           interpretations or modifications
                  purposes including the meeting       by, or exemptive or other
                  of redemption requests that          relief from, the SEC or other
                  might otherwise require the          authority with appropriate
                  untimely disposition of              jurisdiction, and disclosed to
                  securities, in an amount not         investors, the Fund may not
                  exceeding 10% of the value           borrow money, except to the
                  of the Fund's total assets           extent permitted under the
                  (including the amount borrowed)      1940 Act (which currently
                  valued at the lesser of cost or      limits borrowing to no more
                  market, less liabilities (not        than 33-1/3% of the value of
                  including the amount borrowed)       the Fund's total assets).
                  at the time the borrowing is
                  made; and (b) Alger Capital
                  Appreciation Institutional Fund
                  may also borrow from banks for
                  investment (leveraging)
                  purposes. Whenever borrowings
                  described in (a) exceed 5% of
                  the value of a Fund's total
                  assets, the Fund, other than
                  Alger Capital Appreciation
                  Institutional Fund, will not
                  make any additional investments.
                  Immediately after any borrowing,
                  the Fund will maintain asset
                  coverage of not less than 300%
                  with respect to all borrowings.

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Underwriting      Cannot underwrite the securities     Except as otherwise permitted
                  of other issuers, except insofar     by the 1940 Act, or
                  as the Fund may be deemed to         interpretations or modifications
                  be an underwriter under the          by, or exemptive or other
                  Securities Act of 1933, as           relief from, the SEC or other
                  amended, by virtue of disposing      authority with appropriate
                  of portfolio securities.             jurisdiction, and disclosed to
                                                       investors, the Fund may not act
                                                       as an underwriter of securities
                                                       of other issuers, except to the
                                                       extent the Fund may be deemed an
                                                       underwriter under the Securities
                                                       Act of 1933, as amended, by
                                                       virtue of disposing of portfolio
                                                       securities.

Lending           Cannot make loans to others,         Except as otherwise permitted
                  except through purchasing            by the 1940 Act, or
                  qualified debt obligations,          interpretations or modifications
                  lending portfolio securities or      by, or exemptive or other
                  entering into repurchase             relief from, the SEC or other
                  agreements.                          authority with appropriate
                                                       jurisdiction, and disclosed to
                                                       investors, the Fund may not lend
                                                       any securities or make loans to
                                                       others, except to the extent
                                                       permitted under the 1940 Act
                                                       (which currently limits such
                                                       loans to no more than 33-1/3% of
                                                       the value of the Fund's total
                                                       assets) or as otherwise permitted
                                                       by the SEC. For purposes of this
                                                       investment restriction, the
                                                       purchase of debt obligations
                                                       (including acquisitions of loans,
                                                       loan participations or other
                                                       forms of debt instruments) and
                                                       the entry into repurchase
                                                       agreements shall not constitute
                                                       loans by the Fund. Any loans of
                                                       portfolio securities will be made
                                                       according to guidelines
                                                       established by the SEC and the
                                                       Fund's Board.

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Senior            Cannot issue senior securities,      Except as otherwise permitted
Securities        except that Alger Capital            by the 1940 Act, or
                  Appreciation Institutional Fund      interpretations or modifications
                  may borrow from banks for            by, or exemptive or other
                  investment purposes so long as       relief from, the SEC or other
                  the Fund maintains the required      authority with appropriate
                  asset coverage.                      jurisdiction, and disclosed to
                                                       investors, the Fund may not issue
                                                       any senior security (as such term
                                                       is defined in Section 18(f) of
                                                       the 1940 Act), except insofar as
                                                       the Fund may be deemed to have
                                                       issued a senior security by
                                                       reason of borrowing money in
                                                       accordance with the Fund's
                                                       borrowing policies. For purposes
                                                       of this investment restriction,
                                                       collateral, escrow, or margin or
                                                       other deposits with respect to
                                                       the making of short sales, the
                                                       purchase or sale of futures
                                                       contracts or options, purchase or
                                                       sale of forward foreign currency
                                                       contracts, and the writing of
                                                       options on securities are not
                                                       deemed to be an issuance of
                                                       senior security.

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Real Estate       Cannot purchase or sell real         Except as otherwise permitted
                  estate or real estate limited        by the 1940 Act, or
                  partnerships, except that the        interpretations or modifications
                  Fund may purchase and sell           by, or exemptive or other
                  securities secured by real estate,   relief from, the SEC or other
                  mortgages or interests therein       authority with appropriate
                  and securities that are issued       jurisdiction, and disclosed to
                  by companies that invest or          investors, the Fund may not
                  deal in real estate.                 purchase, hold or deal in real
                                                       estate, but the Fund may purchase
                                                       and sell securities that are
                                                       secured by real estate or issued
                                                       by companies that invest or deal
                                                       in real estate or real estate
                                                       investment trusts and may acquire
                                                       and hold real estate or interests
                                                       therein through exercising rights
                                                       or remedies with regard to such
                                                       securities.

Commodities       Cannot invest in commodities         Except as otherwise permitted
                  except that Alger Capital            by the 1940 Act, or
                  Appreciation Institutional Fund      interpretations or modifications
                  may purchase or sell stock           by, or exemptive or other
                  index futures contracts and          relief from, the SEC or other
                  related options thereon if           authority with appropriate
                  thereafter no more than 5%           jurisdiction, and disclosed to
                  of its total assets are              investors, the Fund may not
                  invested in margin and               invest in physical commodities
                  premiums.                            or physical commodities
                                                       contracts, except that the Fund
                                                       may purchase and sell options,
                                                       forward contracts, futures
                                                       contracts, including those
                                                       related to indices, and options
                                                       on futures contracts or indices
                                                       and enter into swap agreements
                                                       and other derivative instruments.

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Concentration     Cannot purchase any securities       Except as otherwise permitted
                  that would cause more than           by the 1940 Act, or
                  25% of the value of the Fund's       interpretations or modifications
                  total assets to be invested in the   by, or exemptive or other
                  securities of issuers conducting     relief from, the SEC or other
                  their principal business             authority with appropriate
                  activities in the same industry;     jurisdiction, and disclosed to
                  provided that there shall be no      investors, the Fund may not
                  limit on the purchase of U.S.        invest more than 25% of the
                  Government securities.               value of its total assets in the
                                                       securities of issuers in any
                                                       single industry, provided that
                                                       there shall be no limitation on
                                                       the purchase of obligations
                                                       issued or guaranteed by the U.S.
                                                       Government, its agencies or
                                                       instrumentalities or as otherwise
                                                       permitted by the SEC.

Diversification   Cannot purchase the securities       Except as otherwise permitted
                  of any issuer, other than U.S.       by the 1940 Act, or
                  Government securities, if as a       interpretations or modifications
                  result more than 5% of the           by, or exemptive or other
                  value of a Fund's total assets       relief from, the SEC or other
                  would be invested in the             authority with appropriate
                  securities of the issuer, except     jurisdiction, and disclosed to
                  that up to 25% of the value of       investors, the Fund may not
                  the Fund's total assets may be       (a) invest more than 5% of its
                  invested without regard to this      assets in the obligations of any
                  limitation.                          single issuer, except that up to
                                                       25% of the value of the Fund's
                  Cannot purchase more than            total assets may be invested,
                  10% of the voting securities of      and securities issued or
                  any one issuer or more than          guaranteed by the U.S.
                  10% of the securities of any         Government, or its agencies or
                  class of any one issuer. This        instrumentalities and securities
                  limitation shall not apply to        of other investment companies
                  investments in U.S. Government       may be purchased, without
                  securities.                          regard to any such limitation or
                                                       (b) hold more than 10% of the
                                                       outstanding voting securities of
                                                       any single issuer. This
                                                       Investment Restriction applies
                                                       only with respect to 75% of the
                                                       Fund's total assets.

SUBJECT               CURRENT RESTRICTION                    PROPOSED RESTRICTION
---------------------------------------------------------------------------------------
Shorts Sales /    Cannot sell securities short or      To be Removed
Purchases         purchase securities on margin,
on Margin         except that the Fund may obtain
                  any short-term credit necessary
                  for the clearance of purchases
                  and sales of securities. These
                  restrictions shall not apply to
                  transactions involving selling
                  securities "short against the box."

Investing         Cannot invest in securities of       To be Removed
in Other          other investment companies,
Investment        except as they may be acquired
Companies         as part of a merger, consolidation,
                  reorganization, acquisition of
                  assets or offer of exchange.

Pledging          Cannot pledge, hypothecate,          To be Removed
Assets            mortgage or otherwise encumber
                  more than 10% of the value of
                  the Fund's total assets, except in
                  connection with borrowings as
                  noted in the restriction on
                  borrowing.

                        APPENDIX G: NEW DISTRIBUTION PLAN

                          CLASS I DISTRIBUTION PLAN OF
                          THE ALGER INSTITUTIONAL FUNDS

      Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for The Alger Institutional Funds (the "Trust") with respect to the Class I Shares of each of its portfolios listed on Schedule A hereto, as such Schedule may be amended in writing from time to time (each a "Portfolio"), by a majority of the members of the Trust's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees"), at a meeting called for the purpose of voting on this Plan. It has been approved by a majority of the outstanding Class I Shares of each Portfolio with respect to which Rule 12b-1 requires such approval.

      1. ADMINISTRATIVE AND RECORDKEEPING SERVICES. This Plan authorizes the Trust to make payments, on behalf of each Portfolio, to entities providing recordkeeping and/or administrative services to institutional holders of Class I Shares of the Portfolio as compensation for such services. Such payments shall be made through Fred Alger & Company, Incorporated ("Alger Inc.") as disbursing agent, may not exceed an annual rate of 0.25 of 1% of the average daily net assets allocable to the Class I Shares of the Portfolio, and shall be charged only to that Class. Payments to a recordkeeper and/or administrator with respect to an institutional account shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class I Shares held by that account.

      2. PERIODIC REPORTING. Alger Inc. shall prepare reports for the Board of Trustees of the Trust on a quarterly basis showing amounts paid pursuant to this Plan and any related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

      3. CONTINUANCE. This Plan shall continue in effect with respect to each Portfolio indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

      4. TERMINATION. This Plan may be terminated with respect to a Portfolio at any time without penalty by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding Class I Shares of the Portfolio.

      5. AMENDMENT. This Plan may not be amended to materially increase the amounts payable hereunder without the vote of a majority of the outstanding Class I Shares of each affected Portfolio. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

      6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide:

      (a) that such agreement may be terminated with respect to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class I Shares of the Portfolio, on not more than sixty (60) days' written notice to any other party to the agreement; and

      (b) that such agreement shall terminate automatically in the event of its assignment.

      7. FUND GOVERNANCE STANDARDS. So long as this Plan is in effect, the Trust will comply with the provisions of Rule 12b-1(c).

      8. RECORDKEEPING. The Trust will preserve copies of this Plan, any agreements related to this Plan and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the related agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

      9. LIMITATION OF LIABILITY. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Trust. Neither the authorization of any action by the trustees or shareholders of the Trust nor the adoption of the Plan on behalf of the Trust shall impose any liability upon any trustees or upon any shareholder.

      10. DEFINITIONS. The terms "interested person," "vote of a majority of the outstanding voting securities" and "assignment" shall have the meanings set forth in the Act and the rules and regulations thereunder.

Dated ___________________, 2007

                                   SCHEDULE A

Alger SmallCap Growth Institutional Fund
Alger MidCap Growth Institutional Fund
Alger LargeCap Growth Institutional Fund
Alger Capital Appreciation Institutional Fund
Alger Green Institutional Fund

                    APPENDIX H: REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Trustees of the Trust oversees the Trust's accounting and financial reporting processes and the audits of the Trust's financial statements. The Committee operates pursuant to an Audit Committee Charter which was last revised and approved by the Board of Trustees on September 12, 2006, a copy of which is attached to this Proxy Statement as Appendix B. As set forth in the Charter, the primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Trust's financial statements, the independent auditor's qualifications and independence, the performance of the Trust's independent auditors, and the Trust's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting.

      In the performance of its oversight function, the Committee has considered and discussed the October 31, 2005 audited financial statements of the Trust with management and with Ernst & Young LLP ("E&Y"), the Trust's independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the STATEMENT ON AUDITING STANDARDS NO. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by INDEPENDENCE STANDARDS BOARD STANDARD NO. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

      The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 and filed with the Securities and Exchange Commission.

      Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y.

Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Trust's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, "independent."

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O'Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

September 12, 2006

PROXY CARD                THE ALGER INSTITUTIONAL FUNDS               PROXY CARD
               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 17, 2007
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned shareholder of The Alger Institutional Funds, a Massachusetts business trust (the "Trust"), hereby appoints Daniel C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 27, 2006, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time) on January 17, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            -----------------------------     ------------------

                            -----------------------------     ------------------

                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Date                Social Security or Tax ID Number
                                                                       AIF_17009

FUNDS
-----
Fundname Drop In 1 - class
Fundname Drop In 2 - class
Fundname Drop In 3 - class
Fundname Drop In 4 - class
Fundname Drop In 5 - class

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:
                                                                [GRAPHIC OMITTED

--------------------------------------------------------------------------------
|_|   To vote FOR ALL Proposals mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.    ELECTION OF TRUSTEES.            FOR             WITHHOLD        FOR ALL
                                       ALL               ALL           EXCEPT
      01.  Hilary M. Alger
      02.  Charles F. Baird, Jr.       |_|               |_|             |_|
      03.  Roger P. Cheever
      04.  Lester L. Colbert, Jr.
      05.  Stephen E. O'Neil
      06.  Nathan E. Saint-Amand

            INSTRUCTIONS: To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

            ____________________________________________________________________

2.    TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.    TO APPROVE REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES:
3.a.  CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO
      NON-FUNDAMENTAL.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.b.  REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.c.  REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.d.  REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.e.  REVISE THE FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.f.  REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.g.  REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.h.  REVISE THE FUNDAMENTAL POLICY RELATING TO CONCENTRATION.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.i.  REVISE THE FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.j. REMOVE THE FUNDAMENTAL POLICY RELATING TO BOTH PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT SALES.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.k. REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

3.l.  REMOVE THE FUNDAMENTAL POLICY RELATING TO PLEDGING ASSETS.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

4.    TO APPROVE THE DISTRIBUTION PLAN UNDER RULE 12B-1.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

5. TO APPROVE AMENDMENTS TO THE TRUST'S AGREEMENT AND DECLARATION OF TRUST. 5.a. ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE LIQUIDATION OF A
      FUND OR A CLASS OF SHARES OF A FUND.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

5.b. ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE TERMINATION OF THE TRUST.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|
      Fundname Drop In 6 - class            |_|      |_|      |_|

5.c. ELIMINATE (SUBJECT TO A QUALIFICATION) THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE TRUST OR A FUND.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

5.d.  ADD A DEMAND REQUIREMENT FOR SHAREHOLDER DERIVATIVE SUITS.

                                            FOR    AGAINST  ABSTAIN
      Fundname Drop In 1 - class            |_|      |_|      |_|
      Fundname Drop In 2 - class            |_|      |_|      |_|
      Fundname Drop In 3 - class            |_|      |_|      |_|
      Fundname Drop In 4 - class            |_|      |_|      |_|
      Fundname Drop In 5 - class            |_|      |_|      |_|

6. PROPOSAL TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
                                    AIF_17009